Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. UBS Global Oil and Gas Conference UBS Global Oil and Gas Conference May 23, 2012 May 23, 2012 Exhibit 99.1

2 2
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the time in the Company’s SEC filings, which may be obtained by contacting the
Company
Company
or
or
the
the
SEC.
SEC.
These
These
filings
filings
are
are
also
also
available
available
through
through
the
the
Company’s
Company’s
web
web
site
site
at
at
http://www.patenergy.com
http://www.patenergy.com
or
or
through
through
the
the
SEC’s
SEC’s
Electronic
Electronic
Data
Data
Gathering
Gathering
and
and
Analysis
Analysis
Retrieval
Retrieval
System
System
(EDGAR)
(EDGAR)
at
at
http://www.sec.gov.
http://www.sec.gov.
We
We
undertake
undertake
no
no
obligation to publicly update or revise any forward-looking statement.  Statements obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the reconciliation to GAAP financial measures are included on our website and at the end of this presentation.
end of this presentation.

Presentation
•
PTEN Overview
•
The Energy Environment
•
PTEN’s Land Drilling Business
•
PTEN’s Well Stimulation Business
•
PTEN Investment Highlights
•
Conclusions
A Transformation in the Energy Industry…
A Transformation in the Energy Industry…
…A Transformation at PTEN

Overview of Patterson-UTI Energy, Inc.
•
One of the “Big 3” US land drillers (drilling
~65% of total 2011 revenues)
•
One of the top pressure pumping companies in
the US (pressure pumping ~33% of total 2011
revenues)
•
Substantial investment in new drilling and
pressure pumping equipment
•
Strong history of creating shareholder equity
•
Trading at a substantial discount to both its
historical valuation and its peers

Changing Energy Environment 5 Source: US Energy Information Administration, Short-Term Energy Outlook, May 8, 2012 Decades of Declining US Crude Oil Production… Reversed in 2009

Changing Energy Environment

Source: US Energy Information Administration, Short-Term Energy Outlook, May 8, 2012
Petroleum Imports as a Percent of Total Consumption…
More Demand Being Satisfied With US Production

Changing Energy Environment –
North America Land-Based Energy
Unconventional drilling and well completion has
evolved:
•
A “manufacturing” approach to drilling and
well completion
•
Focus on oil & liquids rich plays
•
Unconventional drilling and well completion
techniques being applied to historically
conventional basins

Changing Energy Environment – Land-Based Drilling PTEN’s PTEN’s Drilling Drilling Business Business

PTEN’s Drilling Business 9 Strong US Rig Count 2010 - Current

PTEN’s Drilling Business
•
Increasing focus on oil & liquids rich plays
–
Horizontal drilling techniques developed for shale gas have
been a “game changer” for oil and liquids rich shales
–
Approximately 68% of PTEN operating rigs are drilling for oil or liquids
–
“Fit-for-purpose” rigs are very active in oil & liquids rich plays, but not all oil & liquids rich plays require “fit-for-
purpose” rigs (i.e. Permian and Mississippi Lime)
•
Decreasing Dry Gas Exposure
–
Approximately 15 rigs in the US drilling for dry gas under
contracts that are well-to-well or that have an initial term of less than one year
–
Expect continued rig movement from dry gas to oil and
liquids rich areas

PTEN’s Drilling Business

PTEN’s Active U.S. Land Drilling Rigs
as of May 2012
East Texas
Appalachian
Basin
North Texas
Rockies
South Texas
38 Rigs
32 Rigs
25 Rigs
45 Rigs
16 Rigs
15 Rigs
Permian Basin
Mid-Continent
56 Rigs

12 New APEX™ Rigs Have Significantly Increased Fleet Quality. PTEN’s Drilling Business 24 New Rigs expected to be added in 2012 27 115

PTEN’s Drilling Business
PTEN has designed three types of land rigs
for these “new wells”:
•
Each designed to meet customer demands in
different markets
–
Each has specific applications for which it is “most suitable”
•
Significance:
–
Drilling is an integral part of the well “manufacturing”
business
•Fast drilling and “speedy”
rig moves
–
APEX Walking ™ rigs and APEX 1000™ rigs provide access
to certain “challenging well locations”

PTEN’s Drilling Business
•1000 HP drawworks
•Small footprint, big rig
capability
•Fast move & rig-up
•Walking system is an
optional feature
APEX 1000™
•1500 HP drawworks
•Great all purpose rig
•Fast move & rig-up
•Ideal for Eagle Ford,
Barnett, and Haynesville
APEX 1500™
•1000 to 2000 HP
drawworks
•Able to move in all
directions
•Able to “walk” with mast
up and drill pipe/collars
in the derrick
•A leadership position in
this “fit-for-purpose” rig
category
APEX Walking™

…and Expected as of December 31, 2012
APEX 1500
APEX 1000
APEX Walking
Total New Rigs
Other Electric Rigs
Class
15
PTEN’s Drilling Business
Preferred Rigs as of March 31, 2012
54

46
115
54
12/31/2012
24 new rigs planned in 2012
~170 by the end of 2012
40
13
43
96
54
3/31/2012
PTEN has approximately 150 of these preferred rigs
TM
TM
TM

PTEN’s Drilling Business Video of Walking Rig Moving Video of Walking Rig Moving

PTEN’s Drilling Business
•
PTEN has approximately 180 other rigs in the
fleet of which approximately 90 are active
–
Major upgrade program has provided:
–
PTEN commitment to customers and service
•
PTEN’s large fleet provides substantial
“upside” if drilling continues to increase
•
Improved mud systems
•
Iron roughnecks and other automation
•
Enhanced mobility
•
Major rig refurbishments

PTEN’s Drilling Business
•
Term contracts*
–
PTEN expects to average 153 rigs under term
contract in the second quarter of 2012 and 132
during the last three quarters of 2012
–
Approximately 68% of active rigs in the US are
committed under term contracts
–
Provides estimated future dayrate drilling revenue
stream of approximately $1.7 billion for 2012 and
beyond
* Term contracts are defined as having an initial duration of at least six months.

Changing Energy Environment – Well Stimulation PTEN’s PTEN’s Pressure Pressure Pumping Pumping Business Business

PTEN’s Pressure Pumping Business
•
Continuing Significance of Well Stimulation
–
Shale and other unconventional plays changed the
business
•Substantial
increases in horizontal completions
•Increasing
number of stages per well
•Substantially
higher HP requirements
•Higher
pressures and higher volumes
–
Changing equipment (“quints”) and crew
competencies
–
Key to unlocking long laterals and greatly increased
shale production

PTEN’s Pressure Pumping Business
Fracturing horsepower: 313,500
Other horsepower: 20,270
Frac Crews under contract : 3
Fracturing horsepower: 265,500
Other horsepower: 61,300
Frac Crews under contract: 2
A Significant Player in Growing Markets
Approximately 155,000 HP under term contract
46%
54%
Fracturing Horsepower
Southwest Region:
Northeast Region:

22 Recent Investments in Pressure Pumping… …Have Increased Fleet Size and Quality PTEN’s Pressure Pumping Business * Includes acquisition of pressure pumping assets from Key Energy 65 770

23 Strong Growth in Pressure Pumping PTEN’s Pressure Pumping Business

24 Service Intensity By Region Average Horsepower Per Well (000s HP)* PTEN’s Pressure Pumping Business *Source: Simmons & Company Equity Research

25 Increasing Service Intensity Eagle Ford Shale PTEN’s Pressure Pumping Business *Source: Simmons & Company Equity Research Lateral Length* Frac Stages*

26 Increasing Service Intensity Marcellus Shale PTEN’s Pressure Pumping Business *Source: Simmons & Company Equity Research

PTEN’s Pressure Pumping Business

More than two-thirds of fracturing
horsepower is less than five years old
PTEN Pressure Pumping Fleet by Age
as of December 2011
>10
Years
14%
5 - 10
Years
19%
< 5
Years
67%

PTEN Investment Highlights

PTEN Investment Highlights -
Strategic Approach
•
Concentrate on two core businesses
•
Plan to continue to grow organically
–
PTEN has the balance sheet and expected cash
flow to support continued organic growth in both
businesses
–
Acquisitions and dispositions only when the price is
right

PTEN Investment Highlights
Components of
Total Revenue
EBITDA
EBITDA
Contract Drilling
65%
Pressure
Pumping
33%
Oil & Natural
Gas 2%
Segment ($ in 000’s)
Contract Drilling $690,395
Pressure Pumping 266,719
Oil & Natural Gas 40,944
Corporate & Other (34,596)
Discontinued Operations (576)
Total $962,886

PTEN Investment Highlights
•
No equity sales in more than 11 years
•
History of returning capital to investors
–
Stock Buyback
•
Total of $592 million in 2006 through 2008
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Quarterly dividend currently $0.05 per share

PTEN Investment Highlights
•
Leading market position
–
One of the “Big 3” US land drillers
–
One of the largest pressure pumping companies in the US
–
Well positioned to grow organically and through
opportunistic acquisition
•
Diverse asset base
–
Drilling rigs well-matched to customers’ needs
–
Well stimulation assets that meet customers’ needs
•
Favorable industry trends
–
Emerging shale and unconventional resource plays
–
US land drilling and pressure pumping are major
beneficiaries of these trends

PTEN Investment Highlights
•
Flexible operating model
–
Maximizes earnings growth during periods of increased
activity
–
Minimizes costs during periods of low activity
–
Strong cash flow generation
•
Strong management team
–
Prudent financial management
–
Operational management that is customer responsive
–
Proven track record through numerous cycles
•
Strong financial position
–
Low leverage
–
Adequate liquidity to meet medium-term growth and capex
needs

PTEN Investment Highlights

25 –
25 –
40% discount to both peers
40% discount to both peers
and historical trading multiples
and historical trading multiples
Low valuation relative to both peers
and historical trading multiples
Source: Thomson One Financial

PTEN Investment Highlights
0
500
1,000
1,500
2,000
2,500
3,000
Thousands
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
0
500
1,000
1,500
2,000
2,500
3,000
Thousands
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Growth in Shareholder Equity
The Warren Buffett Standard

•
Favorable trends are likely to persist in North
American oil and natural gas markets
•
US Land Drilling and Pressure Pumping are major
beneficiaries of the new trends
•
Patterson-UTI has the right assets:
–
Drilling rigs well-matched to the customers’ needs
–
Well stimulation assets that meet customers’ needs
–
Operational management that is customer responsive
–
Prudent financial management
•
Long-term record of building shareholder equity
Conclusions

Patterson-UTI Energy, Inc. UBS Global Oil and Gas Conference UBS Global Oil and Gas Conference May 23, 2012 May 23, 2012

Non-GAAP Financial Measures

Patterson-UTI Energy, Inc.
EBITDA Reconciliation
(dollars in thousands)
2011 2010 2009 2008 2007 2006
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA):
Net income (loss) $    322,413 $    116,942 $ (38,290) $    347,069 $    438,639 $    673,254
Income tax expense (benefit) 187,938 72,856 (17,595) 193,490 229,350 360,639
Net interest expense (income) 15,465 11,098 3,767 (923) (164) (4,310)
Depreciation, depletion, amortization and impairment 437,279 333,493 289,847 275,990 246,346 193,664
Cumulative effect of change in accounting principle - - - - - (687)
Results of discontinued operations:
Income tax expense (benefit) (209) (543) (2,208) 2,389 2,818 10,628
Net interest expense (income) - - - 7 (4) (13)
Depreciation - 166 2,287 2,830 2,860 2,706
Impairment of assets held for sale - 2,155 1,900 - - -
Impairment of goodwill - - - 9,964 - -
EBITDA $    962,886 $    536,167 $ 239,708 $    830,816 $    919,845 $ 1,235,881
Total Revenue $ 2,565,943 $ 1,462,931 $ 781,946 $ 2,063,880 $ 1,986,096 $ 2,354,228
EBITDA Margin (EBITDA/Total Revenue) 37.53% 36.65% 30.66% 40.26% 46.31% 52.50%